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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 27, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE               000-24439               33-0803204
      --------------------------------------------------------------------
       (STATE OR OTHER         (COMMISSION FILE         (IRS EMPLOYER
       JURISDICTION OF              NUMBER)           IDENTIFICATION NO.)
       INCORPORATION)

                12621 JEFFREY ROAD, IRVINE, CALIFORNIA     92620
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2006, Hines Nurseries, Inc. (the "Company"), a subsidiary of Hines Horticulture, Inc., entered into the Fourth Amendment and Limited Waiver to Credit Agreement dated as of December 27, 2006 (the "Amendment") to the Credit Agreement dated as of September 30, 2003 (as amended from time to time, the "Credit Agreement"). The Amendment was entered into among the Company, Hines Horticulture, Inc., the financial institutions party thereto and Deutsche Bank Trust Company Americas, as administrative agent.

The Amendment amends the Credit Agreement to provide for increased availability under the Credit Agreement in the event the Company is in compliance with the fixed charge coverage ratio set forth in the Credit Agreement for the twelve-month period ending December 31, 2007.

Additionally, as previously disclosed by the Company, the Credit Agreement was amended in August 2006 to require the Company to sell its four color nursery facilities in the Northeast and certain assets in Miami, Florida by no later than December 31, 2006 for a pre-determined amount of aggregate proceeds. The Amendment amends the Credit Agreement to require the Company to sell its four color nursery facilities in the Northeast by no later than January 31, 2007 and certain assets in Miami, Florida by no later than March 31, 2007, again, for a pre-determined amount of aggregate proceeds.

With respect to the four color nursery facilities in the Northeast, as previously disclosed, the Company sold one of its four color nursery facilities located in Pipersville, Pennsylvania in November 2006. With respect to the assets in Miami, Florida, as previously disclosed, the Company determined to sell its assets located in Miami, Florida in two phases. The first phase, which was completed in October 2006, involved the disposition of the operating assets and inventory located in Miami, Florida. The second phase is comprised of the disposition of the Company's two real properties located in Miami, Florida, one of which was sold in December 2006.

The Company is pursuing opportunities relating to the disposition of the three remaining color nursery facilities located in the Northeast and the one remaining real property located in Miami, Florida, but can give no assurances that these assets will be sold within the requisite periods of time and/or for the pre-determined amount of aggregate proceeds as required by the Amendment.

Pursuant to the Amendment, the lenders also waived compliance with the minimum fixed charge coverage ratio for the fourth fiscal quarter in fiscal year 2006.

The above description of the Amendment is qualified in its entirety by reference to the copy of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          10.1 Fourth Amendment and Waiver to Credit Agreement, dated December 27, 2006, by and between Hines Nurseries, Inc., Hines Horticulture, Inc., the financial institutions party thereto and Deutsche Bank Trust Company Americas, as administrative agent

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2007                 HINES HORTICULTURE, INC.

                                      By: /s/ Claudia M. Pieropan
                                         ----------------------------------
                                         Claudia M. Pieropan
                                         Chief Financial Officer, Secretary and
                                         Treasurer